RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

Transactions with related parties:

(in thousands of $)	2018	2017	2016
Transactions with Golar and affiliates:
Time charter revenues (a)	—	17,423	28,368
Management and administrative services fees (b)	(9,809)	(7,762)	(4,251)
Ship management fees (c)	(5,200)	(5,903)	(6,466)
Interest income on short-term loans (d)	—	—	122
Share options expense (e)	—	(228)	(181)
Income on deposits paid to Golar (f)	4,779	4,622	1,967
Distributions with Golar, net (g)	(42,842)	(52,255)	(54,688)
Fees to Helm Energy Advisors Inc. (h)	—	—	(795)
Transactions with others:
Dividends to China Petroleum Corporation (i)	—	(7,000)	(12,360)

Receivables from related parties:

As of December 31, 2018 and 2017, balances with related parties consisted of the following:

(in thousands of $)	2018	2017
Balances due (to)/from Golar and its affiliates (d)	(4,091)	4,138
Methane Princess lease security deposit movements (j)	2,854	3,487
Deposits paid to Golar (f)	—	177,247
	(1,237)	184,872

(a) Time charter revenues - In connection with our acquisition of the Golar Grand in November 2012, Golar provided us with an option pursuant to which in the event that the charterer did not renew or extend its charter for the Golar Grand beyond February 2015, we could require Golar to charter the vessel through to November 2017 at approximately 75% of the hire rate that would have been payable by the charterer. In February 2015, we exercised this option. In May 2017, Golar Grand started its new charter with a major international oil and gas company (the “New Grand Charter”). We sub-chartered back the Golar Grand from Golar at the same time charter rate as the New Grand Charter. The daily time charter rate receivable from Golar under the option had reverted back to the original rate following the vessel's drydocking in April 2017 but was reduced by the sub-charter income under the New Grand Charter. Following the cessation of the arrangement in November 2017, we earned $17.4 million and $28.4 million in relation to this charter in the years ended December 31, 2017 and 2016 respectively.

(b) Management and administrative services fees - We are party to a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days’ written notice.

(c) Ship management fees - Golar and certain of its subsidiaries charged vessel management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management. We may terminate these agreements by providing 30 days’ written notice.

(d) Balances due from (to)/Golar and its affiliates - Receivables and payables with Golar and its subsidiaries comprise primarily of unpaid management fees, advisory and administrative services and other related party arrangements, including the Golar Grand time charter, Tundra Letter Agreement and the Hilli Acquisition. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Balances due from and to Golar and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. In January 2016, we provided a short term loan to Golar in the amount of $30 million for a fixed period of 60 days. We charged interest on this balance at a rate of LIBOR plus 5.0%

The movement in the net balance due to Golar as of December 31, 2018 is mainly attributable to the outstanding amount due to Golar in relation to the Hilli Acquisition.

(e) Share options expense - This relates to a recharge from Golar in relation to the award of 29,950 (with an exercise price of $23.50 at grant date) and 45,000 (with an exercise price of $56.70 at grant date) share options in Golar LNG granted to certain of our directors and officers. The exercise price is reduced by the value of dividends declared and paid. They have a contractual term of five years and vest evenly over three years.

(f) Income on deposits paid to Golar/Deposits paid to Golar - In May 2016, we completed the Tundra Acquisition and paid total cash purchase consideration of $107.2 million. In May 2017, we elected to exercise our right (the "Tundra Put Right") under the Tundra Letter Agreement to require Golar to repurchase Tundra Corp at a price equal to the original purchase price. In connection with the exercise of the Tundra Put Right, we and Golar entered into an agreement pursuant to which we agreed to sell Tundra Corp to Golar on the date of the closing of the Tundra Put Sale on October 17, 2017 in return for Golar's promise to pay an amount equal to $107.2 million (the “Deferred Purchase Price”) plus an additional amount equal to 5% per annum of the Deferred Purchase Price (the “Additional Amount”). The Deferred Purchase Price and the Additional Amount were applied to the net purchase price of the Hilli Acquisition on July 12, 2018. We received under the Tundra Letter Agreement $2.2 million and $2.0 million as interest income for the years ended December 31, 2017 and 2016, respectively.

On August 15, 2017, Golar Partners Operating LLC, our wholly owned subsidiary, entered into a purchase and sale agreement (the “Hilli Purchase Agreement”) for the Hilli Acquisition. Concurrently with the execution of the Hilli Purchase Agreement, we paid a $70 million deposit to Golar, upon which we received interest at a rate of 5% per annum. We have accounted for $4.8 million and $2.4 million as interest income for the years ended December 31, 2018 and 2017 on the Deferred Purchase Price and $70 million deposit. We applied the deposit and interest accrued to the net purchase price on July 12, 2018, upon completion of the Hilli Acquisition.

(g) Distributions with Golar - We have declared and paid quarterly distributions totaling $48.4 million, $52.3 million, and $54.7 million to Golar for each of the years ended December 31, 2018, 2017 and 2016, respectively in respect of the Common Units and General Partner units owned by it.
During the year ended December 31, 2018, Hilli LLC had declared quarterly distributions totaling $5.6 million in respect of the Hilli Common Units owned by us. As of December 31, 2018, we have a dividend receivable of $3.6 million.

(h) Fees to Helm Energy Advisors Inc. - Through his co-ownership of Helm Energy Advisors Inc. (“Helm”), a company established and domiciled in Canada, Mr. Doug Arnell, who was appointed to our board of directors in February 2015 and resigned in September 2016, acted and advised on various projects for us and earned approximately $0.8 million from us in fees for the year ended December 31, 2016.

(i) Dividends to China Petroleum Corporation - During the years ended December 31, 2018, 2017, and 2016, Faraway Maritime Shipping Co., which is 60% owned by us and 40% owned by China Petroleum Corporation (“CPC”), paid total dividends to CPC of $nil, $7.0 million and $12.4 million, respectively.

(j) Methane Princess Lease security deposit movements - This represents net advances to Golar since the IPO, which correspond with the net release of funds from the security deposits held relating to the Methane Princess Lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement (see below). Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess Lease.

Other transactions

Agency agreement with PT Pesona Sentra Utama (or PT Pesona) - PT Pesona, an Indonesian company owns 51% of the issued share capital in our subsidiary, PTGI, the owner and operator of NR Satu, and provides agency and local representation services for us with respect to NR Satu. During the years ended December 31, 2018, 2017, and 2016, PT Pesona received an agency fee of $0.9 million, $0.5 million and $0.4 million, respectively.

Acquisitions from Golar

As described in note (f) above, on July 12, 2018, we purchased 50.0% of the Hilli Common Units from Golar, affiliates of Keppel and B&V. See note 10.

Omnibus Agreement

In connection with our IPO in April 2011, we entered into an Omnibus Agreement with Golar, Golar GP LLC (our “General Partner”) and others governing, among others:

•	To what extent we and Golar may compete with each other;

•	Certain rights of first offer on certain FSRUs and LNG carriers operating under charters for five or more years; and

•	The provision of certain indemnities to us by Golar.

Indemnifications and guarantees

Tax lease indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify us in the event of any liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions in respect of the Methane Princess and other vessels previously financed by UK tax leases or in relation to the restructuring terminations in 2010. See note 25.

Acquisitions of Golar Eskimo, Golar Igloo and Golar Maria

Under the Purchase, Sale and Contribution Agreements entered into between Golar and us on December 15, 2014, December 5, 2013 and January 30, 2013 in relation to the Golar Eskimo, the Golar Igloo and the Golar Maria, respectively, Golar has agreed to indemnify us against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to us to the extent arising prior to the time they were sold and to the extent that we notify Golar within five years of the date of the agreements.

Golar Tundra financing related guarantees

In November 2015, Tundra Corp sold the Golar Tundra to a subsidiary of CMBL (“Tundra SPV”) for $254.6 million and subsequently leased back the vessel under a bareboat charter (the “Tundra Lease”). In connection with the Tundra Lease, Golar is a party to a guarantee in favor of Tundra SPV, pursuant to which, in the event that Tundra Corp (a subsidiary of Golar) is in default of its obligations under the Tundra Lease, Golar, as the primary guarantor, will settle any liabilities due within five business days. In addition, we are also party to a further guarantee (the "Tundra Guarantee"), pursuant to which, in the event Golar is unable to satisfy its obligations as the primary guarantor, Tundra SPV may recover from us, as the deficiency guarantor. Under a separate side agreement, Golar has agreed to indemnify us for any costs incurred in our capacity as the deficiency guarantor.

Hilli guarantees (in connection with the Hilli Acquisition)

(i) Debt

Hilli Corp is a party to a Memorandum of Agreement, dated September 9, 2015, with Fortune Lianjiang Shipping S.A., a subsidiary of China State Shipbuilding Corporation (“Fortune”), pursuant to which Hilli Corp has sold to and leased back from Fortune the Hilli under a 10-year bareboat charter agreement (the “Hilli Facility”). The Hilli Facility provided for post-construction financing for the Hilli in the amount of $960 million. Under the Hilli Facility, Hilli Corp will pay to Fortune forty consecutive equal quarterly repayments of 1.375% of the construction cost, plus interest based on LIBOR plus a margin of 3.95%. In connection with the closing of the Hilli Acquisition, we agreed to provide a several guarantee (the “Partnership Guarantee”) of 50% of the outstanding principal, interest, expenses and other amounts payable by Hilli Corp under the Hilli Facility pursuant to a Deed of Amendment, Restatement and Accession relating to a guarantee between Golar, Fortune and us dated July 12, 2018. We entered into a $480.0 million interest rate swap in relation to our proportionate share of the obligation under the Hilli Facility.

(ii) Letter of credit

On November 28, 2018, we entered into an agreement to guarantee (the "LOC Guarantee") the letter of credit issued by a financial institution in the event of Hilli Corp’s underperformance or non-performance under the LTA. Under the LOC Guarantee, we are severally liable for any outstanding amounts that are payable, based on the percentage ownership that Golar holds in us, multiplied by our percentage ownership in Hilli Common Units.

Pursuant to the Partnership Guarantee and the LOC Guarantee, we are required to comply with the following covenants and ratios:

•	free liquid assets of at least $30 million throughout the Hilli Facility period;

•	a maximum net debt to EBITDA ratio for the previous 12 months of 6.5:1; and

•	a consolidated tangible net worth of $123.95 million.

As of December 31, 2018, the amount we have guaranteed under the Partnership Guarantee and the LOC Guarantee is $455.3 million, and the fair value of debt guarantee after amortization, presented under “Other current liabilities” and “Other non-current liabilities” in our consolidated balance sheet, is $10.3 million, net. We are in compliance with the covenants and ratios for both Hilli guarantees.

Operating expense reimbursement

Pursuant to the Hilli Purchase Agreement, we agreed to reimburse Golar, Keppel and B&V for (a) 50% of the amount, if any, by which Operating Expenses (as defined below) are less than $32.4 million per year and (b) 50% of the amount, if any, by which withholding taxes on Operating Expense payments are less than $4.2 million per year, for a period of eight years commencing on the Closing Date, up to a maximum amount of $20 million in the aggregate. “Operating Expenses” means, all expenditures made by Hilli LLC and its subsidiaries, including vessel operating expenses, taxes, maintenance expenses and employee compensation and benefits, and capital expenditures, but exclude withholding taxes thereon.

Conversion of Subordinated units

In June 2016, the subordination period expired and all the subordinated units converted into common units (see note 27).

Exchange of Incentive Distribution Rights

Pursuant to the terms of the Exchange Agreement by and between the Partnership, Golar and our General Partner, Golar and our General Partner exchanged all of their incentive distribution rights in the Partnership (see note 27).